Property, plant and equipment	6 Months Ended
Jun. 30, 2023
Property, plant and equipment [Abstract]
Property, plant and equipment
8.	Property, plant and equipment

Property, plant and equipment increased to $1.2 million at June 30, 2023, from $0.1 million at December 31, 2022, an increase of $1.1 million. This was due to a lease for office space which the Group entered into during the period. The term of the lease is four years and nine months and annual cashflows associated with it are $0.3 million.

Right of Use Asset - Office
$’000
At January 1, 2023	-
Additions	1,179
Depreciation expense	(125)
At June 30, 2023	1,054

At the lease commencement date, a ROU asset was recognized at the present value of the future lease payments, discounted at the Group’s incremental borrowing rate.